November 10, 2016

ADVANTAGE FUNDS, INC.

Dreyfus Total Emerging Markets Fund

Supplement to Summary and Statutory Prospectus

dated March 1, 2016

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Sean P. Fitzgibbon, CFA, Federico Garcia Zamora and Josephine Shea are the fund's primary portfolio managers.  Mr. Fitzgibbon is the fund's primary portfolio manager responsible for the fund's equity investments, a position he has held since the fund's inception in February 2011.  Mr. Garcia Zamora and Ms. Shea are the fund's primary portfolio managers responsible for the fund's fixed-income investments, a position they have held since January 2016.  Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish Mellon Asset Management Company, LLC (Standish), an affiliate of Dreyfus.  Ms. Shea is a portfolio manager at Standish.  Messrs. Fitzgibbon and Garcia Zamora, and Ms. Shea also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Sean P. Fitzgibbon, CFA, Federico Garcia Zamora and Josephine Shea are the fund's primary portfolio managers.  Mr. Fitzgibbon is the fund's primary portfolio manager responsible for the fund's equity investments, a position he has held since the fund's inception in February 2011.  Mr. Garcia Zamora and Ms. Shea are the fund's primary portfolio managers responsible for the fund's fixed-income investments, a position they have held since January 2016.  Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at TBCAM, an affiliate of Dreyfus, where he has been employed (or with an affiliate) since 1991.  Mr. Fitzgibbon also has been employed by Dreyfus since October 2004.  Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish, an affiliate of Dreyfus, where he has been employed since December 2012.  Prior to joining Standish, Mr. Garcia Zamora served as co-portfolio manager of the international fixed income, global fixed income and strategic inflation opportunities funds at American Century Investments from 2008 until December 2012.  He also has been employed by Dreyfus since May 2015.  Ms. Shea is a portfolio manager at Standish, where she has been employed since August 2015.  Prior to joining Standish, Ms. Shea was employed at Hartford Investment Management Company as a senior portfolio manager – global emerging markets corporate and sovereign credit from January 2012 until August 2015 and a co-head of the emerging market team from May 2007 until December 2011.  She also has been employed by Dreyfus since January 2016.  Messrs. Fitzgibbon and Garcia Zamora, and Ms. Shea manage the fund in their capacity as employees of Dreyfus.

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